UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NOMAD POWER SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nomad Power Solutions, Inc.

433 Plaza Real, Suite 275

Boca Raton FL 33432

July 17, 2026

Dear Stockholder:

You are cordially invited to attend the Special Meeting of stockholders (the “Special Meeting”) of Nomad Power Solutions, Inc. to be virtually held at 1 p.m., Eastern Time, on September 4, 2026.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting during the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the online-only meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the online-only meeting.

Thank you for your support of our company. I look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board & Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4, 2026, BY MEANS OF A LIVE VIRTUAL-ONLY ONLINE WEBCAST

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy Card are available at:

www.proxyvote.com

NOMAD POWER SOLUTIONS, INC.

433 Plaza Real, Suite 275

Boca Raton FL 33432

(631) 830-7092

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 4, 2026

The Special Meeting of stockholders (the “Special Meeting”) of Nomad Power Solutions, Inc., a Delaware corporation (the “Company”), will be held on September 4, 2026, at 1 p.m. Eastern Time by means of a live virtual-only online webcast at www.virtualshareholdermeeting.com/NMAD2026SM. We will consider and act on the following items of business at the Special Meeting:

(1)	A proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of 50,366,070 shares of our common stock, par value $0.0001 per share (the “Common Stock”) underlying Series D Convertible Stock to be issued, excess of 19.99% of the Company’s outstanding Common Stock or voting power outstanding immediately prior to such issuance (the “Exchange Cap”), to NOMAD shareholders, pursuant to the Merger Agreement, by and among the Company, Nomad Transportable Power Systems, Inc (“NOMAD”) and NBD Merger Sub, Inc., (“Merger Sub”), pursuant to which Merger Sub merged with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company (the “Series D Convertible Preferred Proposal”) (Proposal 1);

(2)	A proposal to approve an amendment to the Company’s 2020 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares upon approval of Proposal 1 (the “Plan Amendment Proposal”) (Proposal 2);

(3)	A proposal to elect two directors, Chris McKay and Joaquin Aguerre to the Company’s board of directors (the “Board”). The director nominees will be elected at the Special Meeting to serve until the next annual meeting of stockholders or until their successors are elected and qualify. Our Charter and Bylaws authorize the Board to set the number of positions on the Board from time to time. Vacancies on the Board, including vacancies resulting from an increase in the number of positions, may be filled by the Board for a term ending with the next annual meeting of stockholders and when a successor is duly elected and qualifies. Provided that a quorum is present at the Special Meeting, a nominee will be elected if the nominee receives a plurality the total votes cast on his or her election[1] (that is, the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (the “Director Proposal”) (Proposal 3);

(4)	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the Series D Convertible Preferred Proposal (Proposal 1), “FOR” the approval of the Plan Amendment Proposal (Proposal 2), and “FOR” the approval of the Director Proposal (Proposal 3).

The Board has fixed the close of business on July 6, 2026, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our Common Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name. If you wish to attend the online-only Special Meeting or any postponement or adjournment of the Special Meeting, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting and go to www.proxyvote.com, enter the control number you received on your proxy card or notice of the meeting and follow the instructions.

If your shares are held in the name of a broker, trust, bank or other nominee. Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and request your control number. Beneficial shareholders who have a valid control number will be allowed to register to attend and participate in the online-only meeting at www.virtualshareholdermeeting.com/NMAD2026SM.

By Order of the Board,

/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer

July 17, 2026

You are cordially invited to attend the virtual-only Special Meeting via the Internet by means of a live webcast. Whether or not you expect to participate in the virtual-only Special Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these proxy materials, as promptly as possible in order to ensure your representation at the virtual-only Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still participate and vote at the virtual-only Special Meeting by visiting www.proxyvote.com and using your control number assigned to you on your enclosed proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders will need to follow the instructions applicable to them provided in the enclosed Proxy Statement. We hope that you will be able to participate. Your feedback and your vote are very important to us.

NOMAD POWER SOLUTIONS, INC.

433 Plaza Real, Suite 275

Boca Raton FL 33432

(631) 830-7092

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 4, 2026

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” or “the Company,” refer to Nomad Power Solutions, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share (the “Common Stock”) entitled to vote at the Special Meeting of stockholders of the Company (the “Special Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of the Company to be voted at the Special Meeting to be held on September 4, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are dated July 17, 2026, and are expected to be first sent or given to stockholders on or about July 28, 2026.

The executive offices of the Company are located at, and the mailing address of the Company is 433 Plaza Real, Suite 275, Boca Raton, Florida 33432.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 4, 2026:

We are making this Proxy Statement and the proxy card available to stockholders electronically via the Internet at the following website: www.proxyvote.com

On or about July 28, 2026, we began mailing printed copies of the proxy materials to stockholders who are eligible to vote at the Special Meeting.

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Special Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	A proposal to approve the issuance 50,366,070 of shares of our Common Stock underlying Series D Convertible Stock to be issued to the Company’s shareholders (the “Series D Convertible Preferred Share Issuance Proposal”) (Proposal 1);

(2)	A proposal to approve an amendment to the Company’s 2020 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares upon approval of Proposal 1 (the “Plan Amendment Proposal”) (Proposal 2);

(3)	A proposal to elect Chris McKay and Joaquin Aguerre to the Company’s Board (Proposal 3);

(4)	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one printed copy of the proxy materials, this Proxy Statement and the proxy card. Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on July 6, 2026 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 18,970,609 shares of Common Stock were issued and outstanding. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

The Company has one outstanding class of voting stock entitled to vote at the Special Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting.

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What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Vstock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials will be forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the NASDAQ Capital Market (the “NASDAQ”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Series D Convertible Preferred Convertible Share Issuance Proposal (Proposal 1), the approval of the Plan Amendment (Proposal 2), and the Director Proposal (Proposal 3) are not considered routine matters. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting electronically or by proxy.

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on September 3, 2026.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on September 3, 2026.

●	Via mail: complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

●	Via Special Meeting: instructions on how to vote while participating in the Special Meeting via live webcast are posted at www.virtualshareholdermeeting.com/NMAD2026SM.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Danielle Garfield to serve as the proxy for the Special Meeting.

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Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares electronically at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares at the Special Meeting.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

If you hold your shares in “street name,” you may vote your shares only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

With respect to each of the Series D Convertible Preferred Share Issuance Proposal (Proposal 1), the Authorized Shares Proposal (Proposal 2), and the Director Proposal (Proposal 3), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the approval of Series D Convertible Preferred Share Issuance Proposal.

Proposal 2—FOR the approval of the Plan Amendment Proposal.

Proposal 3—FOR the approval of the Director Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the approval of Series D Convertible Preferred Share Issuance Proposal.

Proposal 2—FOR the approval of the Plan Amendment Proposal.

Proposal 3—FOR the approval of the Director Proposal.

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If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Corporate Secretary, at ir.info@nomadpower.com, which notice must be received before 5:00 p.m., Eastern Time, on September 3, 2026.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, the approval of the Series D Convertible Preferred Share Issuance Proposal (Proposal 1) will require a majority of the shares cast affirmatively or negatively (excluding abstentions and broker non-votes), that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 2) will require a majority of the shares cast affirmatively or negatively (excluding abstentions and broker non-votes), that are present or represented by proxy at the Special Meeting.

Assuming the presence of a quorum, the approval of the Director Proposal (Proposal 3) will require a plurality of the total votes cast, that are present or represented by proxy at the Special Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will be excluded from the vote count of the Series D Convertible Preferred Share Issuance Proposal (Proposal 1) and the Authorized Shares Proposal (Proposal 2). Abstentions will have no effect on the Director Proposal (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining whether a quorum is present at the meeting. Broker non-votes will be excluded from the vote count of the Series D Convertible Preferred Share Issuance Proposal (Proposal 1), the Plan Amendment Proposal (Proposal 2), and the Director Proposal (Proposal 3).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

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Is this Proxy Statement the only way that proxies are being solicited?

No. Officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact our Secretary at (631) 830-7092. Eligible stockholders of record receiving multiple copies of proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting the Company at the above address and phone number. We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address and phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Corporate Secretary at (631) 830-7092.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of the Company other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and the Company’s stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

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PROPOSAL 1:

APPROVAL OF the issuance of shares of our Common Stock underlying SERIES D convertible PREFERRED STOCK

Overview

The Company is asking its stockholders to approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), upon conversion of the Company’s Series D Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), in excess of 19.99% of the shares of Common Stock outstanding immediately before the issuance of the Preferred Stock, or 19.99% of the voting power outstanding immediately before the issuance of the Preferred Stock (the “Exchange Cap”).

On June 11, 2026, the Company, NOMAD Transportable Power Systems, Inc. (“NOMAD”) and NBD Merger Sub, Inc., (“Merger Sub”) entered into a Merger Agreement, as amended (the “Merger Agreement”), pursuant to which each share of NOMAD common stock outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by unaccredited stockholders) converted into the right to receive a pro rata portion of (i) up to 50,500 shares of newly designated Series D Convertible Preferred Stock of the Company (the “Exchange Preferred Shares”), having an original issue price of $1,000 per share and convertible into up to 50,500,000 shares of the Company’s Common Stock at a conversion price of $1.00 per share, and (ii) up to approximately 3,000,005 shares of the Company’s Common Stock (the “Exchange Common Shares” and, together with the Exchange Preferred Shares, the “Merger Consideration”). As a result of the foregoing, the Company issued 2,992,041 Exchange Common Shares and 50,366.07 Exchange Preferred Shares. The Series D Convertible Preferred Stock are non-voting until the Company’s stockholders approval of the conversion is obtained as part of the PubCo Stockholder Approval matters (as defined in the Merger Agreement). Unaccredited stockholders of NOMAD received cash in lieu of shares, based on the 60-day volume-weighted average price of the Company’s Common Stock of $5.57.

Each share of Exchange Preferred Stock is convertible into shares of 1,000 shares of Common Stock (the “Conversion Price”). Based on the Conversion Ration, the 50,366.07 Exchange Preferred Shares are convertible into an aggregate of 50,366,070 shares of Common Stock, which would represent approximately 72.6% of the shares of Common Stock that were outstanding immediately before the closing of the Merger. Accordingly, stockholder approval is required under applicable Nasdaq Listing Rules before the Exchange Preferred Shares may be converted into shares of Common Stock in excess of the Exchange Cap.

The Company also entered into a Stockholder Support Agreement with certain stockholders (the “Supporting Stockholders”) of the Company (the “Support Agreements”). Pursuant to the Support Agreements, the Supporting Stockholders have agreed, (i) to attend every meeting of any class of stockholders of the Company to cause all of the Stockholders’ Covered Shares (as defined in the Support Agreement) to be counted as present for the purpose of determining a quorum, (ii) to be present and vote in favor of, the Stockholder Approval Matters (as defined in the Merger Agreement), and all of the matters, actions and proposals necessary to consummate all of the transactions contemplated by the Merger Agreement, and (iii) to vote against any Adverse Proposal (as defined Support Agreement). The Supporting Stockholders have appointed the Company and any designee of the Company, as their proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of the Support Agreement in favor of the Stockholder Approval Matters. As of the Record Date, the total number of shares of Common Stock subject to the Support Agreements was 6,280,883. A form of the Support Agreement is attached as Appendix A

Why Stockholder Approval Is Required

The Company’s Common Stock is listed on The Nasdaq Capital Market under the ticker symbol “NMAD.” As a Nasdaq-listed company, the Company is subject to the Nasdaq Listing Rules, including Rules 5635(a) and 5635(b).

Nasdaq Listing Rule 5635(a)

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company where: (i) the securities to be issued have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities; (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such stock or securities; or (iii) the issuance would result in a change of control of the issuer.

The Merger Agreement involved the issuance of Preferred Stock that, upon conversion, may result in the issuance of a number of shares of Common Stock equal to or in excess of 20% of the Common Stock outstanding immediately prior to the Merger. Accordingly, stockholder approval is required pursuant to Nasdaq Listing Rule 5635(a).

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Nasdaq Listing Rule 5635(b)

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq does not define “change of control” for purposes of this rule, Nasdaq has stated in published guidance and interpretive materials that a change of control would generally be deemed to occur when, as a result of an issuance, an investor or group of investors would acquire, or would have the right to acquire, 20% or more of the outstanding shares of common stock or 20% or more of the voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. The holders of the Series D Non-Voting Convertible Stock would hold approximately 73% of the Company’s voting power.

Because the Exchange Preferred Shares are convertible into shares of Common Stock that, in the aggregate, could represent 20% or more of the outstanding shares of Common Stock or 20% or more of the voting power of the Company, stockholder approval is required pursuant to Nasdaq Listing Rule 5635(b).

The Exchange Cap

The Certificate of Designations for the Preferred Stock provides that, unless and until stockholder approval is obtained in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), no holder of Preferred Stock may convert shares of Preferred Stock into shares of Common Stock. As of the Record Date, the Exchange Cap is equal to 3,794,121 shares of Common Stock.

Upon receipt of stockholder approval of this Proposal 1, the Exchange Cap will no longer apply, and the Exchange Preferred Shares will be convertible into shares of Common Stock without limitation (subject to beneficial ownership limitations set forth in the Certificate of Designations, if any).

Consequences if Stockholder Approval Is Not Obtained

If stockholder approval of this Proposal 1 is not obtained, the Exchange Cap will remain in effect, and the holders of Exchange Preferred Shares will not be able to convert their shares of Preferred Stock into shares of Common Stock in excess of the Exchange Cap. This limitation would result in the Company being required to pay a cumulative dividend at a rate of 7% per annum of the Liquidation Value, as defined in the Certificate of Designations (the “Accruing Dividend”). The Accruing Dividend will be cumulative, will compound annually on each anniversary of the Dividend Commencement Date, and will be payable quarterly in arrears in cash on the last Business Day of each calendar quarter, commencing with the first full calendar quarter ending after the Dividend Commencement Date. Any Accruing Dividend that has accrued but remains unpaid shall be paid in full upon the earlier of (i) conversion of the applicable shares of Series D Non-Voting Preferred Stock, (ii) redemption or repurchase of such shares, or (iii) a Liquidation.

Background of the Merger

On June 11, 2026, Lixte Biotechnology Holdings, Inc. (the “Company”), NOMAD Transportable Power Systems, Inc. (“NOMAD”) and NBD Merger Sub, Inc. (“Merger Sub”), entered into a Merger Agreement, as amended (the “Merger Agreement”), pursuant to which Merger Sub merged with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company (the “Merger”).

On July 1, 2026, the Merger was consummated by the filing of a Certificate of Merger filed with the Secretary of State of the State of Delaware (the “Effective Time”). On July 1, 2026, the Board approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Lixte Biotechnology Holdings, Inc.” to “Nomad Power Solutions, Inc.,” which became effective on July 3, 2026. In addition, on July 6, 2026, the Company’s ticker symbol changed from “LIXT” to “NMAD.”

At the Effective Time of the Merger, each share of NOMAD common stock outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by unaccredited stockholders) converted into the right to receive a pro rata portion of (i) up to 50,500 shares of newly designated Series D Convertible Preferred Stock of the Company (the “Exchange Preferred Shares”), having an original issue price of $1,000 per share and convertible into up to 50,500,000 shares of the Company’s common stock at a conversion price of $1.00 per share, and (ii) up to approximately 3,000,005 shares of the Company’s common stock (the “Exchange Common Shares” and, together with the Exchange Preferred Shares, the “Merger Consideration”). As a result of the foregoing, the Company issued 2,992,041 Exchange Common Shares and 50,366.07 Exchange Preferred Shares. The Series D Convertible Preferred Stock are non-voting until the Company’s stockholders approval of the conversion is obtained as part of the PubCo Stockholder Approval matters (as defined in the Merger Agreement). Unaccredited stockholders of NOMAD received cash in lieu of shares, based on the 60-day volume-weighted average price of the Company’s common stock of $5.57.

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The Board and the board of directors of Nomad Transportable Power Systems, Inc. each unanimously approved the Merger Agreement and the related transactions and determined that they are advisable, fair to, and in the best interests of their respective entities and stockholders. In connection with the Merger, John Travaglini, was appointed as a member of the Company’s Board of Directors on July 1, 2026.

Description of the Preferred Stock

The following is a summary of the material terms of the Preferred Stock as set forth in the Certificate of Designations of Series D Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) filed with the Secretary of State of the State of Delaware on June 30, 2026. This summary is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which was filed as Exhibit 3.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2026, and is incorporated herein by reference.

Designation and Amount. The Company designated 51,500 shares of its authorized but unissued preferred stock as Series D Non-Voting Convertible Preferred Stock. The Company issued 50,366.07 shares of Preferred Stock to the holders of NOMAD common stock at the Effective Time.

Original Issue Price. Each share of Preferred Stock was issued at an original issue price of $1,000 per share (the “Original Issue Price”).

Conversion. Each share of Preferred Stock is convertible, at the option of the holder thereof, at any time following the date of issuance, into a number of shares of Common Stock determined by dividing the Original Issue Price by the Conversion Price then in effect. The initial Conversion Price is $1.00 per share.

Conversion Price Adjustments. The Conversion Price is subject to customary anti-dilution adjustments, including adjustments for stock dividends, stock splits, combinations, reclassifications, and similar events.

Aggregate Shares Issuable on Conversion. Based on the initial Conversion Price of $1.00 per share and the issuance of 50,366.07 shares of Exchange Preferred Stock at an Original Issue Price of $1,000 per share, the Preferred Stock initially convertible into an aggregate of approximately 50,366,070 shares of Common Stock. As of the Record Date, this number of shares represented approximately 72.6% of the 18,790,609 shares of Common Stock outstanding immediately prior to the Effective Time.

Exchange Cap. The Certificate of Designations provides that, unless and until stockholder approval is obtained pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), no shares of Preferred Stock may be converted into shares of Common Stock to the extent that such conversion would result in the issuance of shares of Common Stock in excess of the Exchange Cap (equal to 19.99% of the shares of Common Stock outstanding immediately prior to the initial issuance of the Preferred Stock).

Liquidation Preference. Upon any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to holders of Common Stock or any other class or series of capital stock of the Company ranking junior to the Preferred Stock, each holder of Series D Non-Voting Convertible Preferred Stock is entitled to receive an amount an amount in cash equal to the aggregate Liquidation Value of all shares of Series D Non-Voting Preferred Stock held by such Holder.

Voting Rights. None.

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Dividends. From and after the date of issuance (whether or not Stockholder Approval has been obtained), the holders of Series D Non-Voting Preferred Stock shall be entitled to receive dividends on an as-converted basis (based on the Conversion Ratio then in effect, without giving effect to the Beneficial Ownership Limitation) equal to and in the same form as dividends actually paid on shares of the Common Stock when, as, and if such dividends are declared and paid on shares of Common Stock by the Board of Directors.

Accruing Dividend. If Stockholder Approval has not been obtained on or prior to the date that is one (1) year after the original date of issuance of the Series D Non-Voting Preferred Stock (the “Dividend Commencement Date”), then, commencing on the Dividend Commencement Date and continuing until the earlier of (x) the date Stockholder Approval is obtained or (y) the date no shares of Series D Non-Voting Preferred Stock remain outstanding, each share of Series D Non-Voting Preferred Stock shall accrue a cumulative dividend at a rate of 7% per annum of the Liquidation Value (the “Accruing Dividend”). The Accruing Dividend shall be cumulative, shall compound annually on each anniversary of the Dividend Commencement Date, and shall be payable quarterly in arrears in cash on the last Business Day of each calendar quarter, commencing with the first full calendar quarter ending after the Dividend Commencement Date. Any Accruing Dividend that has accrued but remains unpaid shall be paid in full upon the earlier of (i) conversion of the applicable shares of Series D Non-Voting Preferred Stock, (ii) redemption or repurchase of such shares, or (iii) a Liquidation.

Redemption. The shares of Series D Non-Voting Preferred Stock shall not be redeemable at the option of the Corporation or the Holder thereof; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Rationale for the Merger

The Board determined that the Merger was in the best interests of the Company and its stockholders for the following reasons:

●The terms of the Preferred Stock were negotiated at arm’s length and are commercially reasonable in light of comparable market transactions; and

●The merger transaction is an important milestone in the Company’s transformation into an energy infrastructure equipment and services company focused on the design, manufacture, and deployment of transportable, utility-grade power and energy-storage systems.

REASONS FOR THE BOARD’S RECOMMENDATION

The Board unanimously recommends that stockholders vote “FOR” the Series D Convertible Preferred Proposal for the following reasons:

● Contractual Obligation. Pursuant to the Merger Agreement, the Company agreed to seek stockholder approval of the issuance of Common Stock upon conversion of the Preferred Stock in excess of the Exchange Cap. The Company’s failure to obtain stockholder approval could constitute a breach of the Merger Agreement, trigger certain penalties under the Merger Agreement and result in increased costs to the Company.

● Capital Structure Simplification. Full conversion of the Preferred Stock into Common Stock will simplify the Company’s capital structure and may improve the trading liquidity of the Common Stock by increasing the number of shares outstanding and available for trading in the public market.

● Board Deliberation. In reaching its determination to recommend a vote “FOR” this proposal, the Board considered the totality of the circumstances, including the factors described under “Background and Description of the Merger” above, and consulted with the Company’s legal and financial advisors.

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POTENTIAL DILUTION ANALYSIS

If the Conversion Shares Proposal is approved by stockholders and all shares of Preferred Stock are converted into shares of Common Stock at the initial Conversion Price of $1.00 per share, approximately 50,366,070 additional shares of Common Stock would be issued. The issuance of these shares will not affect the rights of holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic ownership of existing holders of Common Stock.

The following table illustrates the potential dilutive impact of the full conversion of the Preferred Stock on existing stockholders, assuming conversion at the initial Conversion Price and based on 18,970,609 shares of Common Stock outstanding as of the Record Date. This illustration does not give effect to any other outstanding convertible securities, warrants, options, or other rights to acquire Common Stock.

Illustrative Dilution Table

	Shares	Percentage
Common Stock outstanding as of the Record Date	18,970,609	100%
Maximum shares of Common Stock issuable upon conversion of Preferred Stock (assuming full conversion at the initial Conversion Price)	50,366,070	72.6%
Pro forma Common Stock outstanding (fully diluted for Preferred Stock conversion)	78,260,755	N/A
Pro forma ownership percentage of existing Common Stockholders (post-conversion)	N/A	35.6%
Pro forma ownership percentage of Preferred Stockholders (post-conversion)	N/A	64.4%
Dilutive impact on existing stockholders (percentage reduction in ownership)	N/A	64.4%

In addition to the dilutive effect described above, existing stockholders should consider that:

● The issuance of additional shares of Common Stock upon conversion will reduce the relative voting power of each existing share of Common Stock;

● The issuance of additional shares of Common Stock could have a negative impact on the market price of the Common Stock, particularly if the holder(s) of such shares sell all or a significant portion of such shares in the open market; and

● The issuance of additional shares of Common Stock would reduce the book value per share and earnings per share (or increase the loss per share) attributable to each existing share of Common Stock.

The table set forth below presents certain information regarding beneficial ownership of our Common Stock (the only class of our voting equity securities issued and outstanding) as of the Record Date by (i) each person or entity who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock, (ii) each of our directors8, and (iii) all of our directors and executive officers as a group. As of the Record Date, there were 11,617,944 shares of our Common Stock issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares of common stock that a person has a right to acquire within sixty (60) days of Record Date pursuant to stock options, warrants, convertible preferred stock or other rights are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. This table is based upon information supplied by our directors, officers and principal stockholders and reports filed with the Securities and Exchange Commission. Except as noted, the Company’s executive office is reflected as the address of all officers, directors and other stockholders owning more than 5%.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(4)		Percent of Class

Officers and Directors

Bas van der Baan 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	168,498	(1)	0.2

Geordan Pursglove 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	1,200,000	(2)	1.5%

Peter Stazzone 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	100,000		0.1%

Lourdes Felix 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	55,000		0.1%

Jason Sawyer 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	3,565,000		4.61%

Michael Holloway 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	40,000		0.1%

Guy Primus 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	40,000		0.1%

Stuart Porter 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	25,000	(3)	0.0%

John Travaglini 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	489,190		0.6%

All officers and directors as a group (9 persons)	5,682,688		7.3%

Other Stockholders Owning More Than 5%

BenEth Capital, LLC 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	14,081,369		18.0%

Aldersgate Capital, LLC 2nd Floor, Strathvale House, 90 North Church Street P.O. Box 1103 George Town Grand Cayman KY11201 Cayman Islands	12,579,999		16.1%

SGP Fortune-Rock Pte. Ltd. 433 Plaza Real, Suite 275 Boca Raton, Florida 33432	6,067,467		7.8%

(1) Includes 11,000 shares of common stock and stock options to purchase 157,498 shares of common stock owned by Bas van der Baan.

(2) Includes 500,000 shares of restricted common stock to be issued to Geordan Pursglove.

(3) Includes 18,750 shares of restricted common stock granted but unvested to Stuart Porter.

(4) The Beneficial Ownership Table reflects common shares owned upon conversion of the Exchanged Preferred Shares.

Interests of Directors and Officers in this Proposal

Several current officers and directors hold equity positions that will be affected by the requested approval of the share issuance underlying the Series D Convertible Preferred Stock and therefore has a substantial interest in Proposal 1.

Mr. Jason Sawyer is the General Manager of Access Alternative Group S.A. (“Access Group”). Access Group previously entered into a Strategic Advisory Agreement with NOMAD Transportable Power Systems, Inc (the “Company”). on April 15, 2026. (the “Advisory Agreement”). Pursuant to the Advisory Agreement, Access Group received a one-time cash retainer of $250,000 and RSU’s representing an aggregate of 7% of the Company’s Fully Diluted Equity Capitalization measured on a pre-IPO basis. The RSU’s vested over 12 months with 25% vestng immediately and the remaining 75% vesting in equal monthly installments over the twelve months following the signing of Advisory Agreement. Mr Sawyer is a party to the Advisory Agreement and therefore has a substantial interest in Proposal 1.

Other Matters

This proposal is separate from and unrelated to and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

This proposal must be approved by a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of such proposal.

The Board recommends a vote FOR approval of the Series D Convertible Preferred Share Issuance Proposal.

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PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 STOCK INCENTIVE

PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,500,000 SHARES

We are asking you to approve an amendment to the Company’s 2020 Stock Incentive Plan, as amended, a copy of which is attached as Appendix B hereto (the “Plan Amendment”), to increase the number of shares of Common Stock authorized for issuance by an additional 3,500,000. In this proxy statement, we refer to the Company’s current 2020 Stock Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan”. On June 10, 2026, our Board approved the Plan Amendment, subject to stockholder approval, and directed that the Amended Plan be submitted to our stockholders for their approval at the Special Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan, except with respect to the increase in the share reserve.

As of July 17, 2020, we had only 2,388,191 shares of Common Stock that remained available for issuance under the Current Plan. If Proposal No. 2 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares of Common Stock reserved for issuance upon stockholder approval at the Special Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. If the Plan Amendment is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the Company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.

We recognize the dilutive impact that our equity compensation program has on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance, our Board and the Compensation Committee of our Board worked with management to evaluate a number of factors and carefully considered (i) the potential dilutive impact that the increase would have on our stockholders, (ii) our historical burn rate and overhang, (iii) the number of shares remaining available under the Current Plan, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent and directors in a competitive marketplace, specifically in light of our negative operating cashflows and historical operating losses, (vi) our strategic growth plans, and (vii) the interests of our stockholders. The Compensation Committee of our Board monitors our equity award process to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees and directors. In addition, the Current Plan includes, and the Amended Plan will include, provisions designed to be less dilutive to stockholders. As described further below, the Current Plan does not, and the Amended Plan will not, contain an “evergreen” provision, so the number of shares available for issuance under the Current Plan does not automatically increase each year and likewise will not automatically increase under the Amended Plan. The table below summarizes information regarding awards made through compensation plans or arrangements through December 31, 2025, the most recently completed fiscal year.

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Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column 1)
	(1)			(2)	(3)
Equity Compensation Plans Approved by Security Holders	729,309	(1)		$428.750	2,770,691	(2)

Equity Compensation Plans Not Approved by Security Holders	N/A		$	N/A	N/A

(1)	Does not include 428,750 shares issuable that were not issued pursuant to a plan.

(2)	2,770,691 shares that remain available are pursuant to the Company’s 2020 Stock Incentive Plan, which was adopted on July 14, 2020 and amended on October 7, 2022, November 27, 2023, and on December 8, 2025.

History of 2020 Stock Incentive Plan

Summary

On July 14, 2020, the Board of Directors of the Company adopted the 2020 Stock Incentive Plan (the “2020 Plan”), which was subsequently approved by the stockholders of the Company. The 2020 Plan provides for the granting of equity-based awards, consisting of stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards to employees, officers, directors and consultants of the Company and its affiliates, initially for a total of 233,333 shares of the Company’s common stock, under terms and conditions as determined by the Company’s Board of Directors. On October 7, 2022, the stockholders of the Company approved an amendment to the 2020 Plan to increase the number of common shares issuable thereunder by 180,000 shares, to a total of 413,333 shares. On November 27, 2023, the stockholders of the Company approved an amendment to the 2020 Plan to increase the number of common shares issuable thereunder by 336,667 shares, to a total of 750,000 shares. On December 8, 2025, the stockholders of the Company approved an amendment to the 2020 Plan to increase the number of common shares issuable thereunder by 2,750,000 shares, to a total of 3,500,000 shares.

As of December 31, 2025, unexpired stock options for 729,309 shares were issued and outstanding under the 2020 Plan and 2,770,691 shares were available for issuance under the 2020 Plan.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning the interests of participants with the interests of stockholders through incentives that are based upon the performance of our common stock;

●	Motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance; and

●	Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

The 2020 Plan permits the discretionary award of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to selected participants. The 2020 Plan will remain in effect until July 14, 2030.

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The 2020 Plan provides for the reservation of 3,500,000 shares of common stock for issuance thereunder (the “Share Limit”) and provides that the maximum number of shares that may be issued pursuant to the exercise of ISOs is 3,500,000 shares (the “ISO Limit”).

Key Features of the 2020 Plan

Certain key features of the 2020 Plan are summarized as follows:

●	If not terminated earlier by our Board of Directors, the 2020 Plan will terminate on July 14, 2030.

●	Up to a maximum aggregate of 3,500,000 shares of common stock may be issued under the 2020 Plan. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 3,500,000.

●	The 2020 Plan is administered by the Compensation Committee, which is comprised solely of independent members of our Board of Directors. The Board of Directors may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and board members are eligible to receive awards, provided that the Compensation Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by us.

Eligibility to Receive Awards. Employees, consultants and members of our Board of Directors are eligible to receive awards under the 2020 Plan. The Compensation Committee determines, in its discretion, the selected participants who will be granted awards under the 2020 Plan.

Shares Subject to the 2020 Plan. The maximum number of shares of common stock that can be issued under the 2020 Plan is 3,500,000 shares.

The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2020 Plan. No fractional shares may be issued under the 2020 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2020 Plan. The 2020 Plan is administered by the Compensation Committee of the Board of Directors, which consists of independent board members. With respect to certain awards issued under the 2020 Plan, the members of the Compensation Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2020 Plan, the Compensation Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2020 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2020 Plan and outstanding awards.

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The Compensation Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board of Directors may implement on the recoupment of compensation (referred to as a “compensation clawback” policy). The members of the Board of Directors, the Compensation Committee and their delegates shall be indemnified by us to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2020 Plan.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Compensation Committee determines, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option. The exercise price of each stock option granted under the 2020 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Compensation Committee. Stock options granted under the 2020 Plan may be either ISOs or NQSOs. In order to comply with Treasury Regulation Section 1.422-2(b), the 2020 Plan provides that no more than 750,000 shares may be issued pursuant to the exercise of ISOs.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Compensation Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Compensation Committee. The Compensation Committee also will determine any other terms and conditions of an award of restricted stock.

RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Compensation Committee will determine all of the terms and conditions of an award of RSUs. Payment for vested RSUs may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine. RSUs represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Other Awards. The 2020 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2020 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we may acquire.

Limited Transferability of Awards. Awards granted under the 2020 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Compensation Committee may in its discretion permit the transfer of awards other than ISOs.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2020 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Compensation Committee will decide the effect of a change in control of us on outstanding awards.

Amendment and Termination of the 2020 Plan. The Board of Directors generally may amend or terminate the 2020 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Interests of Directors and Officers in this Proposal

Members of our Board and our executive officers are eligible to receive awards under the terms of the 2020 Plan, and they therefore have a substantial interest in Proposal 2.

Other Matters

This proposal is separate from and unrelated to and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 2) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2020 STOCK INCENTIVE
PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,500,000 SHARES.

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PROPOSAL 3: APPROVAL TO ELECT CHRIS MCKAY AND JOAQUIN AGUERRE TO THE BOARD OF DIRECTORS

The Board of Directors of the Company (the “Board”) currently consists of seven (7) directors. The Board determined to increase the size of the Board from seven (7) to nine (9) members, creating two (2) vacancies on the Board.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board has the authority to fill vacancies on the Board by the affirmative vote of a majority of the remaining directors. However, the Board has determined that it is in the best interests of the Company and its stockholders to fill such vacancies through a stockholder vote at this Special Meeting.

Accordingly, the Board has nominated the two (2) individuals listed below (each, a “Nominee” and together, the “Nominees”) for election to the Board at the Special Meeting. The Nominees are being nominated pursuant to the terms of the Merger Agreement, which contemplates that the Company will nominate certain individuals designated by NOMAD for election to the Board following the closing of the Merger. If elected, each Nominee will serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal.

Director Nominees

The following table sets forth information regarding the Board’s nominees for election at the Special Meeting:

Name	Age	Principal Occupation	Director Since
Chris McKay	52	Chief Operating Officer of NOMAD Transportable Power Systems, Inc.	New Nominee
Joaquin Aguerre	36	Director of Strategic Portfolio Development at PowerSecure, Inc.	New Nominee

Biographical Information Regarding the Nominees

Set forth below is biographical information for each of the Nominees, including a description of such person’s business experience, the names of other publicly held companies of which such person serves or has served as a director during the past five years, and the specific experience, qualifications, attributes, or skills that led the Nominating Committee and the Board to conclude that such person should serve on the Board.

Chris McKay, age 52, has been nominated for election to the Board at this Special Meeting. Mr. McKay has served as Chief Operating Officer of NOMAD Transportable Power Systems, Inc., which became as wholly-owned subsidiary of the Company pursuant to the Merger, and has over 25 years of experience with distributed generation, renewables, and energy storage. His expertise includes product development, product management, and new business development. Mr. McKay has managed fleets of systems with hundreds of generation assets connected to utility distribution networks around the world. He has developed and executed contracts directly with utilities, investors, and commercial/industrial users. Mr. McKay holds a BS, Chemical Engineering from the University of Pennsylvania.

Director Qualifications: The Board believes Mr. McKay’s extensive executive leadership experience in the renewables and energy sector, and his product development expertise make him well-qualified to serve as a director of the Company.

Joaquin Aguerre, age 36, has been nominated for election to the Board at this Special Meeting. Mr. Aguerre is the Director of Strategic Portfolio Development at PowerSecure, Inc., where he has been instrumental in advancing the company’s energy storage solutions since 2017. With a robust engineering background and a strategic vision, Mr. Aguerre excels in managing and developing hybrid microgrid systems that drive sustainable energy initiatives.

Mr. Aguerre has served in many roles before stepping into his current role, including as a  product manager at PowerSecure. In this capacity, he played a key role in the development and success of various energy storage projects, demonstrating his ability to blend technical expertise with strategic planning. His career also includes significant contributions at Weatherford International and Amaro & Amaro Engineering Solutions, where he held various engineering positions. Mr. Aguerre holds an Engineers Degree, Electrical and Electronics Engineering from Universidad Catolica de Cordoba.

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Director Qualifications: The Board believes Mr. Aguerre’s extensive executive leadership experience in the energy storage sector make him/her well-qualified to serve as a director of the Company.

Incumbent Directors Not Standing for Election at the Special Meeting

Geordan Pursglove, age 37, has served as a director of the Company since 2025. Prior to joining the Company, he served as President, Chief Executive Officer and Chairman of the Board of Beyond Commerce, Inc. (OTC PINK: BYOC). He was also President of Service 800 Inc., a leading phone and online customer satisfaction survey service that provided actionable customer feedback to Fortune 500 companies globally in which he led operations, scaled revenue and oversaw the company’s strategic vision. He held a board position at SemiCab Holdings, an emerging leader in the global logistics and distribution industry that is a subsidiary of Algorhythm Holdings (NASDAQ: RIME). Mr. Pursglove also serves as Chief Executive Officer and a director of Powell Max Ltd (Nasdaq: PMAX). Additionally, he serves as the managing director of 2GP Group LLC where he built multiple businesses in sports, sales, marketing and logistics. Mr. Pursglove has over a decade of experience in M&A, public market space, capital raising, funding growth, scaling businesses and driving innovation.

Jason Sawyer, age 54, has served as a director of the Company since 2025. Mr. Jason Sawyer is a 30-year veteran of the alternative investment industry and General Manager of Access Alternative Group S.A. (AAG), a Nassau-based venture investment and advisory firm. Based in Cancún, Mexico, he has led over $200 million in early and growth-stage investments across sectors including fintech, biotech, software, energy, and consumer products, partnering with leading family offices and institutions. Previously a Principal at Crane Capital (sold to Bear Stearns), he co-founded Candlebrook Capital and has raised over $3.5 billion for top-tier managers including Blackstone and Gottex. He has also co-founded and financed companies such as Caary Capital, Pacific West Stone, Sanna Health, and California Fitness, with successful exits and institutional backing. He currently leads finance and M&A for Quantum BioPharma (Nasdaq: QNTM) and serves on the board of The FUTR Corp (TSX.V: FTRC).

Dr. Michael Holloway, age 63, has served as a director of the Company since 2025. Dr. Holloway is an accomplished Emergency Medicine Physician and Medical Affairs executive. He has extensive experience spanning diverse healthcare environments across British Columbia, Alberta and Ontario. He has demonstrated leadership and medical innovation at Vice President level. He has a proven track record in policy development, board governance and strategic consulting in healthcare and other fields. He also has extensive exposure to early-stage companies in multiple fields, including med-tech.

Since 1999, Dr. Holloway has served as an Emergency Medicine Physician at Fraser and Vancouver Coastal Health Authorities. From 2016 to the present, he has served as the Vice President of Medical Affairs and Director at Life 360 Innovations, Inc. a medical device company in Vancouver, British Columbia. He served as an advisor for Emergency Medicine services for the province of British Columbia from 2000-2019. Dr. Holloway has a Doctor of Medicine, Family Practice Residency, Emergency Medicine Specialty from the University of Alberta, University of Calgary. He obtained an Honors Bachelor of Arts in Business Administration from the Richard Ivey School of Business, University of Western Ontario.

Lourdes Felix, age 57, has served as a director of the Company since 2023. Lourdes Felix is a Hispanic entrepreneur and seasoned executive with over 30 years of experience in management, corporate finance, capital markets, public accounting, and the private sector-including 15 years in executive leadership. She currently serves as CEO, CFO, and Director of BioCorRx Inc. (OTCQB: BICX), a biotechnology company specializing in addiction treatment solutions.

A founding member and President of BioCorRx Pharmaceuticals Inc., she oversees commercialization and development of addiction and related disorder treatments, regulatory recruitment, strategic planning, and M&A activities. Lourdes led the launch of UnCraveRx, a weight-loss program introduced in 2019, and in 2025, negotiated the company’s acquisition of its first FDA-approved drug, LUCEMYRA® (lofexidine).

Known for her strategic financial leadership, she has secured over $40 million in equity and non-dilutive funding, and has extensive experience in SEC reporting, compliance, and risk management. Prior to BioCorRx, she worked in public accounting and the private sector, with deep expertise in GAAP, SEC, and SOX compliance, financial operations, and internal controls.

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Since 2023 to the present, Ms. Felix has served as a Board Member and Compensation Committee Chair of Avalon GloboCare Corporation (NASDAQ: ALBT), and from 2024 to the present as a Board Member and Audit Committee Chair of La Rosa Holdings Corp. (NASDAQ: LRHC).

Guy Primus, age 56, has served as a director of the Company since 2025. Mr. Primus is an accomplished executive and investor with extensive experience leading innovation across technology, media, and applied engineering. Mr. Primus is currently Managing Director of Thrillerdome, a consultancy focused on innovation strategy, intellectual property development, and commercialization.

From 2020 to 2023, Mr. Primus was Chief Executive Officer of Valence Enterprise, a technology platform leveraging analytics and data intelligence to enhance business connectivity. From 2014 to 2020, Mr. Primus was Chief Executive Officer of The Virtual Reality Company, a pioneer in cinematic virtual and augmented reality as well as Chief Operating Officer of Overbrook Entertainment, a diversified media company. Mr. Primus also previously was a consultant with Keanry Management Consultants.

Mr. Primus is an inventor credited with multiple patents related to emotion-based data and user experience systems. He previously served as Chairman of the Advisory Board for the Georgia Tech School of Industrial and Systems engineering. Mr. Primus earned both his Bachelors and Master’s Degree in Industrial Engineering from Georgia Tech and an MBA from Harvard Business School.

Stuart D. Porter, age 60, has served as a director of the Company since May 2026. Mr. Porter has over 29 years of senior investment experience, including as a Founder and Managing Partner of Denham Capital, where he currently serves as the Chief Executive Officer and Chief Investment Officer. Mr. Porter also serves on Denham Capital’s Investment Committee and Valuation Committee. Prior to founding Denham Capital in 2004, Mr. Porter was a founding partner of Sowood Capital Management LP and, prior thereto, was employed as a Vice President and Portfolio Manager at Harvard Management Company, Inc., where he focused on public and private transactions in the energy and commodities sectors. Mr. Porter previously worked for Bacon Investments and at J. Aron, a division of Goldman Sachs. While at J. Aron, he worked on the Goldman Sachs Commodity Index desk. Prior to joining J. Aron, Mr. Porter was a self-employed trader at the Chicago Board of Trade and was employed by Cargill Incorporated in Minnetonka, Minnesota in the Financial Markets Division. Mr. Porter received a Bachelor of Arts from the University of Michigan and a Master of Business Administration degree from the University of Chicago Booth School of Business.

John Travaglini, age 65, has served as a director of the Company since May 2026. Mr. Travaglini is a technology and capital markets entrepreneur and a highly experienced mergers and acquisitions professional. He leads NOMAD Transportable Power Systems alongside his role as founder of 4Front Capital Partners, drawing on more than two decades spent building companies, structuring transactions, and raising capital across public and private markets.

Prior to founding 4Front Capital Partners, John owned a mid-market investment and merchant banking consulting firm based in Toronto. In that role he advised large multinationals, funds, and family offices worldwide on wealth preservation, mergers and acquisitions, and international investments. Before that, he co-owned an investment bank with offices in Toronto, London, Singapore, and Sydney, Australia, completing both public and private transactions totalling over $250 million.

Earlier in his career, John co-founded a systems integration company that grew to more than $55 million in revenue, and he held sales positions with Sun Microsystems and Unisys Corporation. He has since held board and executive management positions in both public and private companies in Canada and abroad.

John holds an Honors Degree in Business Administration from Wilfrid Laurier University and is a graduate of the Quantum Shift Executive Management program sponsored by KPMG and the Ivey School of Business.

Independence of the Board of Directors

Under the Nasdaq Listing Rules, a majority of the members of the Company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board has affirmatively determined that all of the directors, are independent directors within the meaning of the applicable Nasdaq listing standards. All members of the Company’s Audit Committee, and Compensation Committee are independent directors under the applicable Nasdaq Listing Rules.

Board Leadership

The Company’s board of directors are responsible for the control and direction of the Company. The Chairperson of the Company’s board of directors has been selected by the Board and is Geordan Pursglove.

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Committees

The board of directors of the Company delegates various responsibilities and authority to different committees of the Company. Committees regularly report on their activities and actions to the full board of directors. Currently, the board of directors of the Company has established an Audit Committee, and a Compensation Committee. Committee assignments will be re-evaluated annually. Each of these committees operates under a charter that has been previously approved by the Board.

The following table provides information regarding the committees of the board of directors of the Company (which remains unchanged):

Name	Audit Committee	Compensation Committee
Geordan Pursglove *
John Travaglini
Jason Sawyer	X	X**
Dr. Michael Holloway
Lourdes Felix	X**	X
Guy Primus	X	X
Stuart D. Porter

*	Chairman of the Board of Directors
**	Chairman of the Committee

Related Party Transactions

Related party transactions include transactions with the Company’s officers, directors and affiliates.

Mr. Jason Sawyer previously entered into an Advisory Agreement with NOMAD Transportable Power Systems, Inc.

Nominating Process

The Board identifies and evaluates candidates for the Board based on a variety of criteria, including each candidate’s professional experience, skills, qualifications, diversity of background, and ability to contribute to the oversight of the Company’s business. The Nominating Committee may consider candidates suggested by directors, management, stockholders, and professional search firms.

Pursuant to the Company’s Amended and Restated Bylaws, nominations for directors at a special meeting called for the purpose of electing directors may be made: (i) by or at the direction of the Board or the Nominating Committee; or (ii) by any stockholder, present in person, of record who is a stockholder at the time of giving the notice of nomination, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in the Company’s Amended and Restated Bylaws. Stockholder nominations must be delivered to the Corporate Secretary not earlier than the 120th day prior to the Special Meeting and not later than the later of the 90th day prior to the Special Meeting or the 10th day following the day on which public announcement of the date of the Special Meeting is first made by the Company.

Vote Required

Directors are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the election of directors. This means that the two (2) Nominees receiving the highest number of affirmative “FOR” votes will be elected. Stockholders may vote “FOR” or “WITHHOLD” with respect to each Nominee. Votes withheld and broker non-votes will have no effect on the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to part of this Proxy Statement. However, any statement contained in a document that is incorporated by reference into this Proxy Statement will be deemed updated and superseded for purposes of this Proxy Statement to the extent information contained in this Proxy Statement modifies or replaces the information.

The following documents, which have been filed by the Company with the SEC, are incorporated in this Proxy Statement by reference:

● our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026;

● our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 14, 2026; and

● our Current Reports on Form 8-K filed with the SEC on February 18, 2026, March 10, 2026, March 20, 2026, April 17, 2026, June 1, 2026, June 16, 2026, June 18, 2026, and July 2, 2026, and

● the description of the Company’s common stock and warrants contained in the Form 8-A filed with the SEC on November 17, 2020, as amended by Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including any amendments thereto or reports filed for the purposes of updating this description.

The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company files with the SEC will update and supersede that information. The Company incorporates by reference in this Proxy Statement the documents listed below and any future filings that the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings after the date of this Proxy Statement until the date of the Special Meeting. The information incorporated by reference is an important part of this Proxy Statement. Any statement in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this or any other subsequently filed document that is incorporated by reference into this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will be not deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Proxy Statement.

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Appendix A

PUBCO STOCKHOLDER SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is made and entered into as of July 1, 2026, by and among Lixte Biotechnology Holdings, Inc., a Delaware corporation (“PubCo”), and [__________] (each, a “Stockholder” and collectively, the “Stockholders”). PubCo and the Stockholders are each sometimes referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, concurrently with the execution hereof, NOMAD Transportable Power Systems, Inc., a Delaware corporation (the “Company”), PubCo, and NBD Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”), are entering into a Merger Agreement (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of PubCo (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of certain shares of common stock of PubCo, par value $0.0001 per share (“PubCo Common Stock”), of which such Stockholder is the record and beneficial owner (all such shares of PubCo Common Stock, together with any shares of PubCo Common Stock that are hereafter issued to such Stockholder in connection with an Adjustment prior to the Expiration Time, being referred to herein as the “Covered Shares”), provided, however, that, when used with respect to voting or consenting by or in the name of a Stockholder or any other Person acting on a Stockholder’s behalf hereunder with respect to PubCo Common Stock, the term “Covered Shares” shall only include the securities that are entitled to be voted (in a particular general or class vote of the stockholders), or for which the Stockholder or any other Person acting on such Stockholder’s behalf is entitled to consent (in a particular general or class vote of the stockholders), with respect thereto (which, for the avoidance of doubt, shall not include unissued shares of PubCo Common Stock that are subject to future issuance upon the exercise of options to acquire PubCo Common Stock), and nothing herein shall affirmatively require (and no Stockholder undertakes any obligation or makes any representation or warranty related to) the conversion, exercise or exchange of any security into securities entitled to be voted (in a particular general or class vote of the stockholders), or for which such Stockholder is entitled to consent or act (in a particular general or class vote of the stockholders), with respect thereto; and

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and as a material inducement and in consideration therefor, each Stockholder has entered into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. As used in this Agreement, the following terms have the meanings set forth below:

“Adjustment” means any stock (or share) split (including a reverse stock (or share) split), stock (or share) dividend or distribution, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock (or share capital) of PubCo.

“Adverse Proposal” means: (i) any Acquisition Proposal (as defined in the Merger Agreement); (ii) any action, proposal or transaction that would reasonably be expected to result in a breach of any covenant, agreement, representation or warranty or any other obligation of PubCo set forth in the Merger Agreement or of a Stockholder contained in this Agreement; or (iii) any other action, proposal or transaction that is intended, or would reasonably be expected, to materially impede, interfere with, be inconsistent with, delay, postpone or prevent the consummation of, or otherwise adversely affect, the Merger, the other transactions contemplated by this Agreement or the Merger Agreement.

“Affiliates” shall mean, with respect to any Person, any other Person which directly or indirectly controls or is controlled by or is under common control with such Person.

“Expiration Time” shall mean the earlier to occur of (a) the Effective Time (as defined in the Merger Agreement), and (b) the valid termination of the Merger Agreement in accordance with its terms.

“Transfer” shall mean any direct or indirect (i) sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), voluntarily or involuntarily, or entry into any contract, option or other arrangement or understanding with respect to any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares (excluding, for the avoidance of doubt, any sale, tender, exchange, assignment, encumbrance, gift, hedge, pledge, hypothecation, disposition or other transfer pursuant to this Agreement or the Merger Agreement) or any right, title or interest therein; (ii) (x) deposit of any Covered Shares into a voting trust, (y) entry into a support agreement with respect to any Covered Shares (other than this Agreement), or (z) grant of any irrevocable or revocable proxy, corporate representative appointment or power of attorney (or other consent or authorization with respect to any Covered Shares) with respect to any Covered Shares (other than as set forth in this Agreement); or (iii) any agreement or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii); provided, however, that Transfer shall not include: (1) with respect to any options to acquire shares of PubCo Common Stock held by a Stockholder that expire on or prior to the termination of this Agreement, any transfer, sale or other disposition of any Covered Shares to PubCo as payment for the (i) exercise price of such options and (ii) taxes applicable to the exercise of such options or (2) with respect to any restricted stock units granted to a Stockholder, (i) any transfer for the net settlement of such restricted stock units settled in Covered Shares (to pay any tax withholding obligations) or (ii) any transfer for receipt upon settlement of such restricted stock units, and the sale of a sufficient number of Covered Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by such Stockholder as a result of such settlement.

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2. No Transfer; No Inconsistent Arrangements.

2.1 From the date hereof until the Expiration Time, each Stockholder agrees not to Transfer any Covered Shares; provided, however, that a Stockholder may, (x)(i) if the Stockholder is an individual, (a) Transfer any Covered Shares to any members of the Stockholder’s immediate family, or to a trust solely for the benefit of the Stockholder or any member of the Stockholder’s immediate family (for purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin), or to a partnership, limited liability company or other entity of which the Stockholder and/or any member of the Stockholder’s immediate family are the legal and beneficial owners of all of the outstanding equity securities of such entity or similar interest and the Stockholder controls all of the voting power of such entity, (b) Transfer any Covered Shares by operation of law, such as pursuant to a qualified domestic order, divorce settlement or divorce decree and (c) Transfer any Covered Shares by will or under the laws of intestacy upon the death of the Stockholder, (ii) if the Stockholder is a corporate entity, limited liability company, or partnership, Transfer any Covered Shares to any other Person which directly or indirectly controls, is controlled by or is under common control with such Stockholder; but in the case of each of the foregoing clauses (i) and (ii), only if all of the representations and warranties of such Stockholder would be true and correct upon such Transfer and the transferees agree in writing to be bound by the obligations set forth herein with respect to such Covered Shares as if they were the Stockholder hereunder, with PubCo named as an express third-party beneficiary of such agreements; (iii) release the Covered Shares from any pledge, lien or encumbrance existing on the date hereof so long as such release would not prohibit, limit, otherwise conflict with or impede (in any respect) such Stockholder’s compliance with its obligations pursuant to this Agreement; and (iv) pledge, lien or encumber any portion of the Covered Shares so long as such pledge, lien or encumbrance would not prohibit, limit, otherwise conflict with or impede (in any respect) such Stockholder’s compliance with its obligations pursuant to this Agreement (any such Transfer, a “Permitted Transfer”); (y) if any involuntary Transfer of any of a Stockholder’s Covered Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect in accordance with the terms and conditions hereof until the Expiration Time. Any action taken in violation of the immediately preceding sentence shall, to the fullest extent permitted by Law, be null and void ab initio. Nothing herein shall limit, restrict or impose any obligation or commitment with respect to shares that are not Covered Shares.

2.2 From the date hereof until the Expiration Time, no Stockholder shall, directly or indirectly, take any action that would reasonably be expected to make any of such Stockholder’s representations or warranties under this Agreement untrue or incorrect in any material respect.

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3. Agreement to Vote.

(a) Agreement to Vote. From the date hereof until the Expiration Time, each Stockholder irrevocably and unconditionally agrees that, at every meeting of the stockholders or of any class of stockholders of PubCo, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders or any class of stockholders of PubCo, such Stockholder shall, in each case, to the fullest extent that such Stockholder’s Covered Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Covered Shares (i) in favor of (A) the PubCo Stockholder Approval Matters (as defined in the Merger Agreement), including without limitation the conversion of the Exchange Preferred Stock into Exchange Conversion Shares, (B) all of the matters, actions and proposals necessary to consummate the transactions contemplated by the Merger Agreement, including the Merger, and (C) any other transaction contemplated by the Merger Agreement or other matters that would reasonably be expected to facilitate the Merger, including any proposal to adjourn or postpone such meeting of PubCo’s stockholders to a later date if there are not sufficient votes to approve the PubCo Stockholder Approval Matters; and (ii) against any Adverse Proposal. The obligations of the Stockholders in this Section 3 shall not be affected by any change, withdrawal or modification of the Board Recommendation. Each Stockholder shall retain at all times the right to vote the Covered Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those expressly set forth in this Section 3(a) that are at any time or from time to time presented for consideration to PubCo’s stockholders generally. For the avoidance of doubt, the foregoing commitments in this Section 3(a) apply to any Covered Shares held by any trust, limited partnership or other entity directly or indirectly holding Covered Shares over which the applicable Stockholder exercises direct or indirect voting control (if any).

3.2 Irrevocable Proxy. Each Stockholder hereby appoints PubCo and any designee of PubCo, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Covered Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholders under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by such Stockholder with respect to the Covered Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Stockholder.

4. Additional Covenants.

4.1 No Solicitation. Each Stockholder agrees not to, and shall not authorize or permit any of its Affiliates or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding any alternative acquisition proposal with respect to PubCo; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible alternative acquisition proposal with respect to PubCo; or (iii) enter into any agreements or other instruments (whether or not binding) regarding any alternative acquisition proposal with respect to PubCo.

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4.2 Waiver.

(a) Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert, exercise or perfect (or attempt to exercise, assert or perfect) any rights of appraisal or rights to dissent from the Merger or quasi-appraisal rights that it may at any time have under applicable Law, including Section 262 of the General Corporation Law of the State of Delaware. Each Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against PubCo, the Company, Merger Sub, any of their respective Affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or (b) alleging a breach of any duty of the board of directors of the Company or the board of directors of PubCo or of any Person in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby; provided, that the foregoing agreement and waiver shall not apply to any claim, derivative or otherwise, under or related to this Agreement.

(b) Each Stockholder, on behalf of itself and its respective present and former affiliates, officers, directors, stockholders, heirs, successors, and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the Company and PubCo and their respective affiliates, employees, officers, directors, stockholders, agents, representatives, successors, and assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law or equity, in each case related to, or arising from, any sale, change of control, or transaction bonuses, or similar payment payable to such Stockholder pursuant to an agreement or other binding arrangement and which becomes payable upon the execution of the Merger Agreement or consummation of the Transactions, which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the Closing Date.

4.3 Notice of Certain Events. The Stockholders agree to notify PubCo of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any material breach of any of the representations and warranties of the Stockholders set forth in Section 5. PubCo shall notify the Stockholders of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any material breach of any of the representations and warranties of PubCo set forth in Section 6.

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5. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to PubCo that:

5.1 Due Organization; Authority.

(a) If the Stockholder is not an individual, (i) the Stockholder is duly organized, validly existing and in good standing (to the extent such concept is recognized under applicable Law) under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) the Stockholder has the requisite power and authority to enter into and to perform its obligations under this Agreement, (iii) the execution and delivery of this Agreement by the Stockholder and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder, and (iv) no other proceedings on the part of the Stockholder are necessary to authorize the execution, delivery and performance of this Agreement by the Stockholder or to consummate the transactions contemplated hereby. If the Stockholder is an individual, the Stockholder has the requisite legal capacity, right and authority to execute, deliver and perform the Stockholder’s obligations under this Agreement and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by PubCo, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Limitations.

5.2 Ownership of the Covered Shares; Voting Power. The Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of the Covered Shares and has good and marketable title to all of the Covered Shares free and clear of any lien, charge, pledge, security interest, claim, adverse ownership interest, or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of the Covered Shares (collectively, “Liens”), other than those created by this Agreement or those imposed by applicable securities Law or for such Liens as would not prohibit, limit or otherwise conflict with the Stockholder’s compliance with its obligations pursuant to this Agreement (collectively, “Permitted Liens”). As of the date hereof, the Stockholder has not entered into any agreement to Transfer any of the Covered Shares. The Stockholder has full voting power with respect to all of the Covered Shares, and full power of disposition with respect to the Covered Shares, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Covered Shares. None of the Covered Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement, arrangement or Lien with respect to the voting of the Covered Shares, except as expressly provided herein (including Permitted Liens).

5.3 Non-Contravention; Consents. Neither the execution and delivery of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby nor compliance by the Stockholder with any provisions herein will (a) if the Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the organizational documents of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of the Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of or default under any provisions of, or require any consent, waiver or approval under any of the terms, conditions or provisions of any material Contract to which the Stockholder is a party or by which the Stockholder or any of the Covered Shares may be bound, (d) result in the creation or imposition of any Lien (other than any Lien created by PubCo or the Permitted Liens) on any asset of the Stockholder or (e) violate any Law applicable to the Stockholder or by which any of the Covered Shares are bound, except, in the case of each of the clauses above, as would not, individually or in the aggregate, reasonably be expected to prevent, impair or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or materially delay the Stockholder’s ability to perform its obligations hereunder.

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5.4 No Proceedings. As of the date hereof, there is no Proceeding pending against or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (including any of the Covered Shares) that would, individually or in the aggregate, reasonably be expected to prevent, impair or materially delay the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise prevent, impair or materially delay the Stockholder’s ability to perform its obligations hereunder.

5.5 Acknowledgment of the Terms and Conditions. The Stockholder has been represented by or had opportunity to be represented by independent counsel, and to the extent the Stockholder is not an individual, such Stockholder’s authorized officers have carefully read and fully understood this Agreement and the Merger Agreement.

5.6 No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon the arrangements made by or on behalf of the Stockholder in his or its capacity as such.

5.7 Absence of Manipulation. Each Stockholder further represents and agrees that the undersigned has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of PubCo to facilitate the sale or resale of the Covered Shares, or which has otherwise constituted or will constitute any prohibited bid for or purchase of the Covered Shares or any related securities. Except as permitted by a Permitted Transfer under Section 2.1, neither the Stockholder nor any entity managed or controlled by the Stockholder nor any Person acting on behalf of or pursuant to any understanding with the Stockholder, has directly or indirectly, engaged in or effected any transactions in the Covered Shares (including, without limitation, (i) any Short Sales (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Covered Shares or (ii) any hedging transaction, in either case which establishes a net short position involving PubCo’s securities).

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6. Representations and Warranties of PubCo. PubCo represents and warrants to the Stockholders that:

6.1 Due Organization; Authority. PubCo is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. PubCo has the requisite power and authority to enter into and to perform its obligations under this Agreement. The execution and delivery of this Agreement by PubCo and performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of PubCo, and no other corporate proceedings on the part of PubCo are necessary to authorize the execution, delivery and performance of this Agreement by PubCo or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered on behalf of PubCo and, assuming the due authorization, execution and delivery of this Agreement on behalf of each Stockholder, constitutes the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, subject to the Enforceability Limitations.

6.2 Non-Contravention; Consents. Neither the execution and delivery of this Agreement by PubCo nor the consummation of the transactions contemplated hereby nor compliance by PubCo with any provisions herein will (a) violate, contravene or conflict with or result in any breach of any provision of the organizational documents of PubCo, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of PubCo, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of or default under any provisions of, or require any consent, waiver or approval under any of the terms, conditions or provisions of any material Contract to which PubCo is a party or by which PubCo may be bound, (d) result in the creation or imposition of any Lien on any asset of PubCo or (e) violate any Law applicable to PubCo, except, in the case of each of the clauses above, as would not, individually or in the aggregate, reasonably be expected to prevent, impair or materially delay the consummation by PubCo of the transactions contemplated by this Agreement or otherwise prevent, impair or materially delay PubCo’s ability to perform its obligations hereunder.

6.3 No Proceedings. There is no Proceeding pending against or, to the knowledge of PubCo, threatened against PubCo that would, individually or in the aggregate, reasonably be expected to prevent, impair or materially delay the consummation by PubCo of the transactions contemplated by this Agreement or otherwise prevent, impair or materially delay PubCo’s ability to perform its obligations hereunder.

7. Termination. Unless earlier terminated by the written consent of PubCo (in its sole and absolute discretion), this Agreement shall terminate automatically and shall have no further force or effect as of the Expiration Time. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 7 shall relieve any Party from liability for fraud or any willful breach of this Agreement prior to termination hereof and (ii) the provisions of this Section 7 and Section 9 shall survive any termination of this Agreement. In the event that the Merger Agreement is terminated, this Agreement shall automatically terminate.

8. Reliance. Each Stockholder understands and acknowledges that PubCo is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

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9. Miscellaneous.

9.1 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

9.2 Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any assignment in violation of this Section 9.2 shall be void.

9.3 Amendments and Waivers. Any provision of this Agreement may be amended, modified, supplemented or waived if, but only if, such amendment, modification, supplement or waiver is in writing and is signed, in the case of an amendment, modification or supplement by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party to assert any of its rights under this Agreement or otherwise shall constitute a waiver of such rights.

9.4 Specific Performance; Injunctive Relief. The Parties agree that irreparable injury, for which monetary damages (even if available) would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and any further equitable relief, in each case in accordance with Section 9.6, this being in addition to any other remedy to which such Party is entitled under the terms of this Agreement at law or in equity. The Parties’ rights in this Section 9.4 are an integral part of the transactions contemplated hereby and each Party hereby waives any objections to any remedy referred to in this Section 9.4 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event any Party seeks any remedy referred to in this Section 9.4, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.

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9.5 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given in the manner described in Section 9.02 of the Merger Agreement, addressed as follows: (i) if to PubCo, to its address or email address set forth in Section 9.02 of the Merger Agreement, and (ii) if to a Stockholder, to such Stockholder’s address or email address set forth on a signature page hereto, or to such other address or email address as such Party may hereafter specify for the purpose by notice to each other Party hereto.

9.6 Applicable Law; Jurisdiction of Disputes. This Agreement and any dispute, controversy or claim arising out of, relating to or in connection with this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York, in each case located in the Borough of Manhattan, City and State of New York, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.7 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.7.

9.8 Entire Agreement. This Agreement, together with the Merger Agreement contains the entire understanding of the Parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the Parties with respect to such subject matter.

9.9 Counterparts. This Agreement may be executed manually or by other electronic transmission by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf or DocuSign format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

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9.10 Interpretation. When a reference is made in this Agreement to sections, such reference shall be to a section of this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act; provided, that no direct or indirect portfolio companies (as such term is understood in the private equity industry) or investments of or affiliated with a Stockholder or any of its Affiliates shall be deemed or treated as an Affiliate of such Stockholder. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other things extends, and such word or phrase shall not merely mean “if.” The term “or” is not exclusive, and shall be interpreted as “and/or.” The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. The headings set forth in this Agreement or any schedule delivered pursuant to this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or such schedule or any term or provision hereof or thereof. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person, unless otherwise indicated or the context otherwise requires. A reference to any specific Law or to any provision of any Law, whether or not followed by the phrase “as amended,” includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.11 Capacity as Stockholder. No person executing this Agreement who is or becomes an officer or director of PubCo makes any agreement or understanding herein in his or her capacity as such officer or director. Each Stockholder signs solely in his, her or its capacity as the record and beneficial owner of the Covered Shares. Nothing herein shall limit or affect any actions taken by a Stockholder or any officer, director, employee, affiliate or representative of a Stockholder solely in his or her capacity as an officer or director of PubCo, including without limitation, exercising his or her fiduciary duties in connection thereto.

9.12 Adjustments. After the date of this Agreement and prior to the termination of this Agreement in accordance with Section 7, in the event of an Adjustment, the term “Covered Shares” shall be deemed to refer to and include any stock (or share) and any securities into which or for which any or all of such stock (or share) and securities may be changed or exchanged or which are received in such Adjustment.

9.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

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9.14 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed and delivered by all parties thereto and (ii) this Agreement is executed and delivered by all Parties.

9.15 Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use such Stockholder’s reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform such Stockholder’s obligations under this Agreement.

9.16 No Third Party Beneficiaries. Except as expressly provided in this Section 9.16, nothing in this Agreement shall confer any rights upon any Person other than the Parties and each such Party’s respective heirs, successors and permitted assigns. Notwithstanding the foregoing, the Company Stockholder Representative (as defined in the Merger Agreement) is an intended third-party beneficiary of this Agreement and, following the Effective Time, shall be entitled to enforce the provisions of this Agreement applicable to the Stockholders as if the Company Stockholder Representative were a Party hereto. Following the Effective Time, any enforcement of rights on behalf of the Company under this Agreement with respect to the obligations of the Stockholders shall be conducted exclusively by the Company Stockholder Representative.

9.17 Non-Survival of Representations and Warranties. The respective representations and warranties of the Stockholders and PubCo contained herein shall not survive the closing of the transactions contemplated hereby and by the Merger Agreement.

9.18 Non-Recourse. Notwithstanding anything herein to the contrary, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or to the extent related to this Agreement may only be brought against the entities that are expressly named as Parties hereto and their respective successors and assigns. Except as set forth in the immediately preceding sentence, no past, present or future director, officer, manager, employee, incorporator, member, partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, advisor or representative of any Party hereto, and no past, present or future director, officer, manager, employee, incorporator, member, partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, advisor or representative of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party hereto under this Agreement (whether in tort, contract or otherwise). The Parties acknowledge and agree that the Non-Recourse Parties are third party beneficiaries of this Section 9.18, each of whom may enforce the provisions thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Support Agreement as of the date first above written.

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

By:
Name:
Title:

[STOCKHOLDER]

By:
Name:
Address:
E-mail:

Appendix B

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

2020 STOCK INCENTIVE PLAN (as amended)

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b) “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.

(c) “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

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(f) “Change in Control” means:

(1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2) the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(3) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

(4) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

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(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(h) “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i) “Company” means Lixte Biotechnology Holdings, Inc., a Delaware corporation.

(j) “Corporate Event” has the meaning set forth in Section 10(b) hereof.

(k) “Data” has the meaning set forth in Section 20(f) hereof.

(l) “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(n) “Effective Date” means July 14, 2020, which is the date on which the Plan was adopted by the Board.

(o) “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q) “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Sections 5(b) or 8(b) hereof, as applicable.

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(r) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s) “GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.

(t) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.

(v) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(w) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

(x) “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(y) “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(z) “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

(aa) “Plan” means this Lixte Biotechnology Holdings, Inc. 2020 Stock Incentive Plan, as amended from time to time.

(bb) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(cc) “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(dd) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(ee) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

(ff) “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(gg) “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

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(hh) “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

(ii) “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(jj) “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(kk) “Stock” means Common Stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.

(ll) “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(mm) “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(nn) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

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(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.

(d) Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

4. Shares Available Under the Plan; Other Limitations.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 7,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

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(c) Incentive Stock Options. No more than 750,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d) Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

5. Options.

(a) General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

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(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f) Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

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6. Restricted Stock.

(a) General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c) Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7. Restricted Stock Units.

(a) General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.

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(c) Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d) Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b) Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c) Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

(d) Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e) Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

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(f) Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1) In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3) In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

10. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

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(b) Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above;

(2) The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event;

(3) The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4) The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

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(c) Fractional Shares. Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

(d) Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control. Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

13. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

14. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

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15. Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16. Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable.

17. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

18. Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

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19. Effective Date of the Plan.

The Plan is effective as of the Effective Date.

20. Miscellaneous.

(a) Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d) Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(e) Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e)will apply to all Awards.

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(f) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non—U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non—U.S. nationals or are primarily employed or providing services outside the United States.

(h) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(i) No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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(j) Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.

(l) Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m) Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement shall be submitted to and resolved exclusively by binding arbitration conducted in New York City, New York (or such other location as the parties thereto may agree) in accordance with the applicable rules of the American Arbitration Association then in effect, and the arbitration shall be heard and determined by a panel of three arbitrators in accordance with such rules (except that in the event of any inconsistency between such rules and this Section 20(m), the provisions of this Section 20(m) shall control). The arbitration panel may not modify the arbitration rules specified above without the prior written approval of all parties to the arbitration. Within ten business days after the receipt of a written demand, each party shall designate one arbitrator, each of whom shall have experience involving complex business or legal matters, but shall not have any prior, existing or potential material business relationship with any party to the arbitration. The two arbitrators so designated shall select a third arbitrator, who shall preside over the arbitration, shall be similarly qualified as the two arbitrators and shall have no prior, existing or potential material business relationship with any party to the arbitration; provided that if the two arbitrators are unable to agree upon the selection of such third arbitrator, such third arbitrator shall be designated in accordance with the arbitration rules referred to above. The arbitrators will decide the dispute by majority decision, and the decision shall be rendered in writing and shall bear the signatures of the arbitrators and the party or parties who shall be charged therewith, or the allocation of the expenses among the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than 120 days after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon all parties to the arbitration. The parties hereto agree that judgment upon any award rendered by the arbitration panel may be entered in the United States District Court for the Southern District of New York or any New York State court sitting in New York City. To the maximum extent permitted by law, the parties hereby irrevocably waive any right of appeal from any judgment rendered upon any such arbitration award in any such court. Notwithstanding the foregoing, any party may seek injunctive relief in any such court.

(n) Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

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(o) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

* * *

ADOPTED BY THE BOARD OF DIRECTORS: JULY 14, 2020

APPROVED BY THE STOCKHOLDERS: JULY 31, 2020

AMENDED BY THE STOCKHOLDERS OCTOBER 7,2022

AMENDED BY THE STOCKHOLDERS: OCTOBER 27, 2023

AMENDED BY THE STOCKHOLDERS: DECEMBER 8, 2025

TERMINATION DATE: JULY 14, 2030

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